Exhibit 10.28.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

LETTER AGREEMENT COM0449-18

INDEX

1.	[***]	2
2.	AHEAD PRO PROGRAM	2
3.	CODE SHARE AGREEMENTS	2
4.	[***]	2
5.	[***]	2
6.	[***]	2
7.	[***]	2
8.	[***]	2
9.	[***]	2
10.	[***]	2
11.	[***]	2
12.	[***]	2
13.	GUARANTEE	3
14.	REINSTATEMENT OF THE PURCHASE AGREEMENT	3
15.	COUNTERPARTS	3
16.	SURVIVAL	3

SCHEDULE TO THE LETTER AGREEMENT

Schedule “1” - [***]

This Letter of Agreement COM0449-18 (“Letter Agreement”) dated December 15th, 2018, is an agreement between Embraer S.A. (“Embraer”) with its principal place of business at São José dos Campos, São Paulo, Brazil, and Republic Airline Inc. (“Buyer”) with its principal place of business at 8909 Purdue Road, Indianapolis, Indiana 46268, United States relating to the Purchase Agreement COM0448-18 dated at the same date above written (the “Purchase Agreement”) for the purchase by Buyer of up to [***] EMBRAER 175LR aircraft and the right to purchase up to [***] EMBRAER 175LR purchase right aircraft.

This Letter Agreement constitutes an amendment and modification of the Purchase Agreement, and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Letter Agreement and the Purchase Agreement, this Letter Agreement shall govern.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer agree as follows:

1.	[***]

2.	AHEAD PRO PROGRAM

[***] the AHEAD PRO Premium Program (Aircraft Health Analysis and Diagnosis) for [***].

3.	CODE SHARE AGREEMENTS

Notwithstanding the use of a particular airline’s name with respect to any particular Aircraft, Buyer shall have the right to operate each Aircraft purchased under the Purchase Agreement under code share arrangements with any airline or under its own operations, as Buyer may determine, and any such determination by Buyer [***].

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

Letter Agreement COM0449-18 - Execution Version	Page 2 of 4

13.	GUARANTEE

The payment and performance obligations and liabilities of the Buyer under the Purchase Agreement shall be guaranteed by Republic Airways Holdings Inc. in the form of Attachment “L” to the Purchase Agreement.

14.	REINSTATEMENT OF THE PURCHASE AGREEMENT

All terms and conditions of the Purchase Agreement which have not been specifically amended or modified by this Letter Agreement shall remain valid and in full force and effect as and to the extent provided therein without any change as the result of this Letter Agreement.

15.	COUNTERPARTS

This Letter Agreement may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Letter Agreement may be signed by facsimile with originals to follow by an internationally recognized courier.

16.	SURVIVAL

In the case of a termination of this Letter Agreement or the Purchase Agreement with respect to one or more Aircraft, the terms and provisions of this Letter Agreement, including the Schedules hereto, with respect to any delivered Aircraft shall survive such termination.

[signature page follows]

Letter Agreement COM0449-18 - Execution Version	Page 3 of 4

IN WITNESS WHEREOF, the Parties have caused this Letter Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER S.A.		REPUBLIC AIRLINE INC.

By:	/s/ John Slattery	By:	/s/ S. Wade Sheek
Name:	John Slattery	Name:	S. Wade Sheek
Title:	President & CEO Commercial Aviation	Title:	VP, General Counsel

By:	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Letter Agreement COM0449-18 - Execution Version	Page 4 of 4